UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2007

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleServices, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Golden Telecom, Inc. ("GTI") filed a Current Report on Form 8-K on December 20, 2006 reporting that on December 15, 2006, SMFT-CIS, Inc. ("SFMT-CIS"), a wholly-owned subsidiary of GTI entered into a Memorandum of Understanding with Dawn Key Limited ("Dawn Key") to acquire a 51% ownership interest in ZAO Cortec and its subsidiaries (together "Corbina").

On February 22, 2007, EDN Sovintel LLC ("Sovintel"), a wholly-owned subsidiary of GTI, and GTI entered into a Stock Purchase Agreement ("SPA") with Inure Enterprises Ltd. ("Inure") and Rambert Management Limited ("Rambert") to acquire the 51% ownership interest in Corbina. Inure owns 99% of the issued and outstanding shares Corbina. As of the closing date, Rambert shall be the owner of 1% of Corbina. Upon closing Inure will receive $10.0 million in cash and will be issued GTI common stock such that Inure will hold 8% of the outstanding common shares of GTI immediately following the closing. GTI and Inure have also entered into a Registration Rights Agreement. The transaction is conditioned upon, among other things, the receipt of all necessary regulatory approvals in Russia. Additionally, prior to the closing, Sovintel shall refinance up to $45.0 million of debt out of the approximately $90.0 million of debt that Inure owes to JSC Vneshtorgbank. The refinancing will be effected through an intercompany loan to Corbina. A copy of the SPA is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The press release announcing such matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In conjunction with entering into the SPA, Sovintel, SMFT-CIS, Inure and Corbina entered into a Shareholders’ Agreement and GTI, Sovintel, Dawn Key, and Mr. Alexander Mamut entered into a Guaranty agreement. The Shareholders’ Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The Guaranty agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Stock Purchase Agreement, dated as of February 22, 2007, by and among EDN Sovintel LLC, Golden Telecom, Inc., Inure Enterprises Ltd., and Rambert Management Limited.
10.2 Registration Rights Agreement, dated as of February 22, 2007, by and between Golden Telecom, Inc. and Inure Enterprises Ltd.
10.3 Shareholders' Agreement, dated as of February 22, 2007, by and among EDN Sovintel LLC, SFMT-CIS, Inc., Inure Enterprises Ltd., and ZAO Cortec.
10.4 Guaranty, dated as of February 22, 2007, by and among Golden Telecom, Inc., EDN Sovintel LLC, Dawn Key Limited, and Mr. Alexander Mamut.
99.1 Press release announcing signing of a Share Purchase Agreement and Shareholders' Agreement regarding Corbina Telecom.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

February 27, 2007	By:	/s/ Jean-Pierre Vandromme

Name: Jean-Pierre Vandromme
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of February 22, 2007, by and among EDN Sovintel LLC, Golden Telecom, Inc., Inure Enterprises Ltd., and Rambert Management Limited.
10.2	Registration Rights Agreement, dated February 22, 2007, by and between Golden Telecom, Inc. and Inure Enterprises Ltd.
10.3	Shareholders' Agreement, dated as of February 22, 2007, by and among EDN Sovintel LLC, SFMT-CIS, Inc., Inure Enterprises Ltd., and ZAO Cortec.
10.4	Guaranty, dated as of February 22, 2007, by and among Golden Telecom, Inc., EDN Sovintel LLC, Dawn Key Limited, and Mr. Alexander Mamut.
99.1	Press release announcing signing of a Share Purchase Agreement and Shareholders' Agreement regarding Corbina Telecom.